                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 29, 2003

                          THE MIIX GROUP, INCORPORATED
   --------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




    DELAWARE                         001-14593                   22-3586492
-----------------                -----------------         ---------------------
 (State or Other                    (Commission                (IRS Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
--------------------------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (609) 896-2404
                                                   ----------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            99.1 Press Release dated October 29, 2003.


Item 9. Regulation FD Disclosure.

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On October 29, 2003, the Company issued a press release reporting its third quarter 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE MIIX GROUP, INCORPORATED


                                           By: /s/ Patricia A. Costante
                                               -------------------------
                                               Patricia A. Costante
                                               Chairman and CEO

October 29, 2003


                                       -2

                                  EXHIBIT INDEX


Exhibit No.                                     Description
-----------                                     -----------

99.1                                     Press Release dated October 29, 2003





                                       -3